                        NUCLEAR METALS, INC.
                          2229 Main Street
                         Concord, MA  01742



                      As of September 16, 1996



Mrs. George J. Matthews
15 Hickory Hill
Manchester, MA 01944

     Re:  10% Convertible Subordinated Debenture
          Due June 10, 1997
          --------------------------------------

Dear Mrs. Matthews:

     This letter agreement will confirm that the 10% Convertible Subordinated Debenture dated January 10, 1996 and due June 10, 1997 issued to you by Nuclear Metals, Inc. is amended to become due on December 10, 1998, semi-annual payments under the Debenture will continue as now scheduled with the balance paid at maturity, as extended, or earlier upon acceleration.

     Please sign below to acknowledge your agreement and acceptance of the terms of this letter agreement.

                                       Very truly yours,

                                       NUCLEAR METALS, INC.


                                       By: /s/ James M. Spiezio
                                           -----------------------
                                           James M. Spiezio,
                                           Vice President, Finance

AGREED AND ACCEPTED:


By:  /s/ Kathleen W. Matthews (Mrs. George J.)
     -----------------------------------------
     Name:

Date: 12-26-96
      --------

                                                    Exhibit 10(k)


                  Schedule of Similar Letter Agreements

     Similar letter agreements were addressed to, and accepted by:

          Charles Alpert

          Melvin B. Chrein, M.D.